Exhibit 32

  Certification of the Chief Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

I, Paul Henderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pro Travel Network, Inc. on Form 10-QSB for the quarterly period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Pro Travel Network, Inc.

Date:  November 15, 2006

By: /s/ Paul Henderson
    ---------------------------
    Paul Henderson,
    Chief Executive Officer, and
    Principal Financial Officer